                                                Registration No. 333- _________.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [ ] Pre-Effective Amendment No. _____ [ ] Post-Effective Amendment No. _____

                        (Check appropriate box or boxes)

               Exact name of Registrant as Specified in Charter:

                           HARTFORD SERIES FUND, INC.

                     Address of Principal Executive Offices:
                 P.O. Box 2999 Hartford, Connecticut 06104-2999
                  Registrant's Telephone Number: (860) 297-6443

                     Name and Address of Agent for Service:
                               Kevin J. Carr, Esq.
                               Investment Law Unit
                   The Hartford Financial Services Group, Inc.
                55 Farmington Avenue Hartford, Connecticut 06105

                                    Copy to:
                                John V. O'Hanlon
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                                Boston, MA 02116

                  Approximate Date of Proposed Public Offering:
            As soon as possible following the effective date of this
                            Registration Statement.

            The title of the securities being registered is shares of
                                 common stock.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered on Form N-1A (Registration Nos. 333-45431, 811-08629) pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 2002 was filed on March 27, 2003. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to the shares previously registered on the aforesaid Registration Statement on Form N-1A.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                       HARTFORD HLS SERIES FUND II, INC.

                       HARTFORD MULTISECTOR BOND HLS FUND

                              200 HOPMEADOW STREET
                          SIMSBURY, CONNECTICUT 06089

                                MAILING ADDRESS:
                        C/O INDIVIDUAL ANNUITY SERVICES
                                 P.O. BOX 5085
                        HARTFORD, CONNECTICUT 06102-5085

Dear Hartford Multisector Bond HLS Fund participants:

     The Board of Directors of your Fund (the "Target Fund") is pleased to submit a proposal to reorganize the Target Fund into a comparable mutual fund in the Hartford fund family (the "Acquiring Fund"). As the owner of a variable life insurance or variable annuity contract (a "Contract Owner") and an indirect participant in the Target Fund, you are being asked to complete the enclosed voting instruction form regarding this proposal.

     For the reasons discussed below, and in order to avoid redundancy in its product offerings, management of the Target Fund has recommended to your Fund's Board of Directors that they approve your Fund's reorganization into the Acquiring Fund which has similar investment objectives and policies. Management believes that the Target Fund's shareholders should benefit from an investment in a larger fund that is likely to have the ability to effect portfolio transactions on more favorable terms and provide the Acquiring Fund's sub-adviser with greater investment flexibility. Management also demonstrated that the expense ratio for the Acquiring Fund is lower than the Target Fund and that the larger aggregate net asset base of the combined Fund could enable it to experience somewhat greater economies of scale by spreading certain costs of operations over a larger asset base.

     The Board considered various factors in reviewing each proposed reorganization on behalf of Target Fund shareholders, including, but not limited to, the following:

     - The relative past and current growth in assets, historical investment performance and perceived future prospects of each of the Funds, including the inability of the Target Fund to attract significant assets.

     - Given the Target Fund's relatively small size and The Hartford's commitment to a streamlined family of funds, the reorganization would allow shareholders to continue their investment in another fund as opposed to liquidation, which is less practical for funds serving as funding vehicles for variable life insurance policies and variable annuity contracts.

     - The Acquiring Fund has investment objectives and policies that are similar to those of the Target Fund.

     - Because the combination will result in the reorganized Fund having a larger asset base, the Board believes that the reorganization may provide shareholders and Contract Owners the benefit of economies of scale.

     - The Acquiring Fund's expense ratio is lower than that of the Target Fund.

     - The Funds' investment adviser or its affiliates will bear the customary expenses associated with the reorganization.

     - The reorganization will be effected on the basis of the relative net asset values of the Acquiring Fund and the Target Fund, so that Target Fund shareholders will receive Acquiring Fund shares having a total net asset value equal to the total net asset value of their Target Fund shares as of the closing of the reorganization.

     - The reorganization is expected to be tax-free; it is anticipated that neither shareholders nor Contract Owners will pay any federal income tax as a result of the reorganization.

     THE BOARD OF DIRECTORS BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE TARGET FUND AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

     If the proposal is approved, the Acquiring Fund will acquire all of the assets and all of the liabilities of the Target Fund, which has similar investment objectives and policies, and Acquiring Fund shares will be distributed pro rata to Target Fund shareholders in complete liquidation of the Target Fund. In order to accomplish the proposed reorganization, the Board of Directors of the Target Fund submits for your approval an Agreement and Plan of Reorganization that relates to your Fund.

     Whether or not you plan to attend the meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM(S) SO THAT YOUR VOTE MAY BE COUNTED. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE. Following this letter is a Q&A summarizing the reorganization and information on how you vote your shares. Please read the entire prospectus/proxy statement carefully before you vote.

     Thank you for your prompt attention and participation.

                                                          Sincerely,

                                          /s/ David M. Znamierowski

                                                  David M. Znamierowski,
                                                        President

                              PROXY STATEMENT Q&A

     The following is important information to help you understand the proposal on which you are being asked to vote. PLEASE READ THE ENTIRE PROXY STATEMENT.

WHY IS THIS REORGANIZATION BEING PROPOSED?

     For the reasons discussed below, and in order to avoid redundancy in its product offerings, management of the Target Fund has recommended to your Fund's Board of Directors that they approve your Fund's reorganization into the Acquiring Fund, which has similar investment objectives and policies. Your Board of Directors has determined that the reorganization is in the best interests of Target Fund shareholders and recommends that you vote FOR the reorganization. Benefits to Target Fund shareholders will include the potential for the Fund, as a result of having a larger asset base, to benefit from economies of scale. In addition, Target Fund shareholders are expected to benefit from lower expense ratios. As explained below, the reorganization is expected to be tax free to Target Fund shareholders and Contract Owners.

WHEN WILL THIS REORGANIZATION TAKE PLACE?

     If shareholder approval is obtained, the reorganization is scheduled to take place on or about April 30, 2004.

IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES?

     No. Upon shareholder approval of the reorganization, the Target Fund shares that fund benefits under your variable annuity or variable life insurance contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Target Fund shares held by the shareholder immediately before the reorganization.

WILL I INCUR TAXES AS A RESULT OF THIS REORGANIZATION?

     This reorganization is expected to be a tax-free event to shareholders and Contract Owners. Generally, neither shareholders nor Contract Owners will incur capital gains or losses on the conversion from Target Fund shares into Acquiring Fund shares as a result of this reorganization. However, you may redeem or exchange your shares. If you choose to redeem or exchange your shares by surrendering your contract or initiating a partial withdrawal, you may be subject to taxes and a 10% tax penalty may apply.

WHEN SHOULD I VOTE?

     Please vote as soon as possible, by completing, signing and returning the enclosed voting instruction form(s). A postage-paid envelope is enclosed for this purpose.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND OF THIS PROXY
SOLICITATION?

     The Funds' investment adviser or its affiliates will bear the customary expenses associated with the reorganization.

WHAT WILL HAPPEN IF I AM ENROLLED IN AN AUTOMATIC PURCHASE PROGRAM, DOLLAR COST AVERAGING PROGRAM OR OTHER PROGRAM WITH ALLOCATIONS TO THE TARGET FUND UNDER MY CONTRACT?

     If your Contract is a variable annuity and you are enrolled in an automatic purchase program, dollar cost averaging program or asset allocation program with allocations directed to the Target Fund Sub-Account, upon the close of the New York Stock Exchange on February 25, 2004, your enrollment in these programs will continue, unless you change your program enrollments. If shareholder approval of the reorganization is obtained, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account on or about April 30, 2004.

     If your Contract is a variable life insurance policy and you are enrolled in an automatic purchase program, dollar cost averaging program or asset allocation program with allocations directed to the Target Fund Sub-Account, your enrollment in these programs will end upon the close of the New York Stock Exchange on February 25, 2004, unless you change your program enrollments prior to that date.

WHAT WILL HAPPEN IF SHAREHOLDER APPROVAL OF THE REORGANIZATION IS OBTAINED AND MY MOST RECENT ALLOCATION INSTRUCTIONS DIRECTED MY CONTRACT PREMIUM PAYMENTS TO THE TARGET FUND?

     For both variable annuities and variable life insurance policies, if shareholder approval of the reorganization is obtained and your most recent allocation instructions directed your Premium Payments to the Target Fund Sub-Account in your Contract, your allocation instructions will automatically be updated to reflect the Acquiring Fund Sub-Account on or about April 30, 2004.

WHAT WILL HAPPEN IF I AM ENROLLED IN AN AUTOMATIC INCOME PROGRAM WITH REDEMPTIONS FROM MY CONTRACT SUB-ACCOUNT THAT INVESTS IN THE TARGET FUND?

     For variable annuities, if shareholder approval of the reorganization is obtained and you are enrolled in an automatic income program with the Target Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account on or about April 30, 2004.

                       HARTFORD HLS SERIES FUND II, INC.

                       HARTFORD MULTISECTOR BOND HLS FUND

                              200 HOPMEADOW STREET
                          SIMSBURY, CONNECTICUT 06089

                                MAILING ADDRESS:
                        C/O INDIVIDUAL ANNUITY SERVICES
                                 P.O. BOX 5085
                        HARTFORD, CONNECTICUT 06102-5085

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of Hartford Multisector Bond HLS Fund (the "Target Fund") will be held on April 20, 2004, at 10:00 a.m., Eastern Time at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, for the following purposes:

          1. TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION ("PLAN") BETWEEN THE TARGET FUND AND HARTFORD BOND HLS FUND (THE "ACQUIRING FUND"), WHEREBY THE ACQUIRING FUND WOULD ACQUIRE ALL OF THE ASSETS AND ALL OF THE LIABILITIES OF THE TARGET FUND IN EXCHANGE SOLELY FOR THE ACQUIRING FUND'S VOTING SHARES, TO BE DISTRIBUTED PRO RATA BY THE TARGET FUND TO THE HOLDERS OF ITS SHARES, IN COMPLETE LIQUIDATION OF THE TARGET FUND; AND

          2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

     Shareholders of record at the close of business on February 27, 2004 are entitled to vote at the meeting and any adjournments or postponements thereof.

     The Target Fund issues and sells its shares to Variable Account C and Variable Account D, which are separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits"), and to Separate Account A, which is a separate account of First Fortis Life Insurance Company ("First Fortis"). (Separate Account A, Variable Account C, and Variable Account D are referred to together as the "Separate Accounts.") The Separate Accounts hold shares of mutual funds, including the Target Fund, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by Fortis Benefits and First Fortis. As the owners of the assets held in the Separate Accounts, Fortis Benefits and First Fortis are the shareholders of the Target Fund and are entitled to vote their shares of the Target Fund. However, pursuant to applicable laws, Fortis Benefits and First Fortis vote outstanding shares of the Target Fund in accordance with instructions received from the owners of the annuity and life insurance contracts. This Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Target Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Target Fund as of the record date, so that they may instruct Fortis Benefits and First Fortis how to vote the shares of the Target Fund which underlies their contracts.

YOU CAN VOTE EASILY AND QUICKLY. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED VOTING INSTRUCTION FORM.

Dated: [March 1], 2004                     By Order of the Board of Directors,

                                                    /s/ Kevin J. Carr

                                                      Kevin J. Carr
                                               Vice President and Secretary

                             HARTFORD BOND HLS FUND

                    (A SERIES OF HARTFORD SERIES FUND, INC.)

                              200 HOPMEADOW STREET
                          SIMSBURY, CONNECTICUT 06089

              1-800-862-6668 (IF YOU ARE A VARIABLE ANNUITY OWNER)

       1-800-231-5453 (IF YOU ARE A VARIABLE LIFE INSURANCE POLICY OWNER)

                           TO ACQUIRE THE ASSETS OF:

                       HARTFORD MULTISECTOR BOND HLS FUND

                (A SERIES OF HARTFORD HLS SERIES FUND II, INC.)

                              200 HOPMEADOW STREET

                          SIMSBURY, CONNECTICUT 06089

              1-800-862-6668 (IF YOU ARE A VARIABLE ANNUITY OWNER) 1-800-800-2000 (IF YOU ARE A VARIABLE LIFE INSURANCE POLICY OWNER)

                           PROSPECTUS/PROXY STATEMENT
                                [MARCH 1], 2004

     This Prospectus/Proxy Statement describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which shares of Hartford Bond HLS Fund, a mutual fund in the Hartford family of mutual funds that has been set up to fund benefits for variable annuity and variable life insurance products (the "Acquiring Fund"), would be exchanged for the shares of Hartford Multisector Bond HLS Fund, the mutual fund that currently serves as a funding vehicle for your variable annuity or variable life insurance contract (the "Target Fund").

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Target Fund issues and sells its shares to separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"). These separate accounts hold shares of mutual funds, including the Target Fund, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by Fortis Benefits and First Fortis. Each separate account has subaccounts, some of which invest in the Target Fund and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by Fortis Benefits and First Fortis ("Contract Owners") allocate the value of their contracts among these subaccounts. As such, Contract Owners may be indirect participants in the Target Fund. However, as the owners of the assets held in the separate accounts, Fortis Benefits and First Fortis are shareholders of the Target Fund.

     The Target Fund and the Acquiring Fund are each diversified portfolios of securities of an open-end management investment company. If the Plan is approved, the Acquiring Fund, which has similar investment objectives and policies, would acquire all of the assets and all of the liabilities of the Target Fund, and Acquiring Fund shares would be distributed pro rata by the Target Fund to the holders of its shares, in complete liquidation of the Target Fund. As a result of the Plan, each Target Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of such shareholder's holdings in the Target Fund. For a comparison of the investment objectives of the Target Fund and the Acquiring Fund and a summary of their investment policies, see "Summary -- Comparison of Investment Objectives, Policies and Principal Risks of the Target Fund and Acquiring Fund."

     THE BOARD OF DIRECTORS OF THE TARGET FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

     You should retain this Prospectus/Proxy Statement for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Acquiring Fund dated May 1, 2003, as supplemented from time to time, into which the Target Fund would be reorganized, which is incorporated herein by reference.(1) The Statements of Additional Information for the Acquiring Fund (one relating to the Acquiring Fund's Prospectus and a second one relating to this Prospectus/Proxy Statement, dated May 1, 2003, as supplemented from time to time, and [March 1], 2004, respectively), each containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference.(2) Copies of the Statements of Additional Information may be obtained without charge by writing or calling the Acquiring Fund at the address and telephone number shown above.

     This Prospectus/Proxy Statement is expected to be first mailed to Contract Owners on or about [March 1], 2004, or as soon as practicable thereafter.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

---------------
(1) The Prospectus is incorporated herein by reference to Post Effective Amendment No. 20 to the Registration Statement on Form N-1A of Hartford Series Fund, Inc. (SEC File Nos. 33345431/811-08629).

(2) The Statement of Additional Information dated May 1, 2003 is incorporated herein by reference to Post Effective Amendment No. 20 to the Registration Statement on Form N-1A of Hartford Series Fund, Inc. (SEC File Nos. 33345431/811-08629), and the Statement of Additional Information dated [March 1], 2004 is incorporated herein by reference to this Registration Statement on Form N-14 of Hartford Series Fund, Inc. (SEC File No. 333-[ ]).

                               TABLE OF CONTENTS

SUMMARY.....................................................    1
  About the Proposed Reorganization.........................    1
  Comparative Fee Tables....................................    1
  Comparison of Investment Objectives, Policies and
     Principal Risks of the Target Fund and the Acquiring
     Fund...................................................    2
  Performance Information...................................    5
  Comparison of Operations..................................    8
  Tax Consequences..........................................    9
INFORMATION ABOUT THE REORGANIZATION........................    9
  Considerations by the Board of Directors..................    9
  Description of the Plan of Reorganization.................   10
  Description of Acquiring Fund Shares......................   11
  Federal Income Tax Consequences...........................   11
  Comparative Information on Shareholder Rights and
     Obligations............................................   12
  Capitalization............................................   12
INFORMATION ABOUT THE ACQUIRING FUND AND THE TARGET FUND....   13
VOTING INFORMATION..........................................   14
FORM OF AGREEMENT AND PLAN OF REORGANIZATION................  A-1
MANAGEMENT'S DISCUSSION OF THE ACQUIRING FUND'S
  PERFORMANCE...............................................  B-1
FINANCIAL HIGHLIGHTS TABLE FOR THE ACQUIRING FUND...........  C-1

                      (This page intentionally left blank)

                                    SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of the Acquiring Fund, the Prospectus and Statement of Additional Information of the Target Fund, and the Plan. The form of the Plan is attached as Appendix A to this Prospectus/Proxy Statement.

ABOUT THE PROPOSED REORGANIZATION

     The Board of Directors of Hartford HLS Series Fund II, Inc. has voted to recommend approval of the Plan to shareholders of the Target Fund. Under the Plan, the Acquiring Fund would acquire all of the assets and all of the liabilities of the Target Fund in exchange solely for the Acquiring Fund's voting shares to be distributed pro rata by the Target Fund to its shareholders in complete liquidation and dissolution of the Target Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of shares of the Acquiring Fund having a total net asset value equal to the total net asset value of such shareholder's holdings in the Target Fund on the date of the Reorganization.

     As a condition to the Reorganization, the Acquiring Fund and the Target Fund will receive an opinion of counsel to the effect that, based upon certain facts, assumptions and representations, the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that neither the Acquiring Fund nor the Target Fund nor the shareholders of the Target Fund nor Contract Owners will recognize any gain or loss. Accordingly, the tax basis of the Acquiring Fund's shares received by Target Fund shareholders will be the same as the tax basis of their shares in the Target Fund.

     The Target Fund offers a single class of shares, Class IA shares. The Acquiring Fund offers Class IA and Class IB shares. Target Fund shareholders will receive Acquiring Fund Class IA shares in the Reorganization. These shares are similar to the Target Fund shares in that both Target Fund Class IA shares and Acquiring Fund Class IA shares are offered without a front-end or contingent deferred sales charge and neither Target Fund Class IA shares nor Acquiring Fund Class IA shares are subject to Rule 12b-1 distribution fees or shareholder servicing fees.

COMPARATIVE FEE TABLES (UNAUDITED)

     The Target Fund and the Acquiring Fund, like all mutual funds, incur certain expenses in their operations and shareholders pay these expenses indirectly. These expenses include management fees as well as the costs of maintaining accounts, administration and other activities. The following tables
(a) compare the fees and expenses as of December 31, 2003 for the Target Fund(3) and the Class IA shares of the Acquiring Fund and (b) show the estimated fees and expenses for Class IA shares of the Acquiring Fund on a pro forma basis as of that date after giving effect to the Reorganization. The tables do not reflect the fees and expenses associated with the variable annuity and variable life insurance contracts for which the Target Fund and Acquiring Fund serve as investment vehicles.

---------------
(3) The shares of each Target Fund were redesignated as Class IA shares as of April 30, 2002.

                                                              ACQUIRING      TARGET
                                                                 FUND         FUND
                                                              ----------   -----------
                                                               HARTFORD     HARTFORD
                                                               BOND HLS    MULTISECTOR   PRO FORMA
                                                                 FUND       BOND HLS     ESTIMATED
                                                              (CLASS IA)      FUND        COMBINED
                                                              ----------   -----------   ----------
SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of the offering price).........................     None         None          None
Maximum Deferred Sales Charge (Load) (as a percentage of the
  offering price)...........................................     None         None          None

ANNUAL FUND OPERATING EXPENSES
(Expenses That Are Deducted From Fund Assets)
Management Fees.............................................     0.46%        0.75%         0.46%
Distribution and/or Service (12b-1) Fees....................     None         None          None
Other Expenses..............................................     0.04%        0.07%         0.04%
Total Annual Fund Operating Expenses........................     0.50%        0.82%         0.50%

     EXAMPLE (UNAUDITED). The following example is intended to help you compare the cost of investing in the Target Fund(4) with the cost of investing in Class IA shares of the Acquiring Fund. The example is based on the expense tables above.

     The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year, that each Fund's operating expenses remain the same and that all dividends and distributions are reinvested. (The examples do not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Hartford Bond HLS Fund..............................   $51      $160      $280      $  628
Hartford Multisector Bond HLS Fund..................   $84      $262      $455      $1,014
Pro Forma Combined..................................   $51      $160      $280      $  628

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND PRINCIPAL RISKS OF THE TARGET FUND AND
ACQUIRING FUND

     This section contains comparisons of the investment objectives, policies and principal risks of the Target Fund and the Acquiring Fund. The investment objectives and policies of the Target Fund are similar to those of the Acquiring Fund. The investment objectives of the Target Fund and the Acquiring Fund are "non-fundamental," which means that they may be changed by the relevant Fund's Board of Directors without shareholder approval. In addition to the policies set forth below, the Acquiring Fund and the Target Fund are subject to certain additional investment policies and limitations, described in their respective Statements of Additional Information. Reference is hereby made to the Prospectus and Statement of Additional Information of the Acquiring Fund, each dated May 1, 2003, as supplemented from time to time, and to the Prospectus and Statement of Additional Information of the Target Fund, each dated May 1, 2003, as supplemented from time to time (each such document for the Target Fund is filed under SEC File Nos. 33-03920/811-4615), which set forth in full the investment objectives, policies, strategies and limitations of the Acquiring Fund or Target Fund, each of which is incorporated herein by reference thereto.

---------------
(4) The shares of each Target Fund were redesignated as Class IA shares as of April 30, 2002.

TARGET FUND                                     ACQUIRING FUND
-----------                                     --------------
HARTFORD MULTISECTOR BOND HLS FUND              HARTFORD BOND HLS FUND
INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:
Seeks to achieve a high level of current        Seeks a high level of current income,
income consistent with reasonable concern for   consistent with a competitive total return,
safety of principal                             as compared to bond funds with similar
                                                investment objectives and policies

INVESTMENT STRATEGY

     Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in investment grade debt securities, or bonds. The bonds in which the Acquiring Fund invests include (i) securities issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities;
(ii) non-convertible debt securities issued by U.S. corporations or other issuers, including foreign governments or corporations; (iii) asset-backed and mortgage-related securities; and (iv) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. Under normal circumstances, the Target Fund invests at least 80% of its assets in fixed-rate corporate debt securities and U.S. and foreign government obligations.

     The Target Fund may invest up to 35% of its total assets in non-investment grade corporate bonds (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P, or unrated corporate bonds deemed by the Target Fund's sub-adviser to be of comparable quality), commonly referred to as "high yield-high risk securities" or "junk bonds," while the Acquiring Fund may invest up to 20% of its assets in securities rated in the highest category of below investment grade bonds, or securities which, if unrated, are determined by the Acquiring Fund's sub-adviser to be of comparable quality. The Acquiring Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year, and there is no other limit on the maturity of bonds held by the Acquiring Fund or the average maturity of the Acquiring Fund's portfolio. The Acquiring Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities and the Target Fund may also invest in preferred stock issues and convertible corporate debt. The Acquiring Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The Acquiring Fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The Target Fund may invest up to 40% of its total assets in securities of foreign governments and companies, including those in emerging markets. The Target Fund's investments may include synthetic instruments with economic characteristics similar to the Target Fund's direct investments, and may include futures and options.

     Hartford Investment Management Company ("Hartford Investment Management"), the Acquiring Fund's sub-adviser, selects securities for the Acquiring Fund based on what is sometimes referred to as a "top-down" analysis, designed to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects securities from selected industries that, from a yield prospective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

     The Target Fund's sub-adviser, A I M Capital Management, Inc. ("AIM") focuses on securities that it believes have favorable prospects for current income, consistent with its concern for safety of principal. The decision to purchase a particular security is based on many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the perceived financial stability and managerial strength of the issuer, and diversification in the Fund. AIM considers whether to sell a particular security when any one of these factors materially changes. It is anticipated that the average effective duration of the Target Fund will be between four and eight years.

PRINCIPAL RISKS

     The primary risks of both Funds are interest rate and credit risk. When interest rates rise, bond prices fall. Generally the longer a bond's maturity, the more sensitive it is to this risk. Credit risk depends largely on the perceived health of bond issuers. Generally, lower rated bonds have higher credit risks. Each Fund is subject to income risk, which is the potential for a decline in the Fund's income due to falling interest rates. The Funds are also subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call," or repay, its bonds before their maturity date. That may force a Fund to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

     High yield bonds and foreign investments may make the Funds more sensitive to market or economic shifts in the U.S. and abroad. High yield bond prices can fall on bad news about the economy, an industry or company. Share price, yield and total return may fluctuate more than for bond funds that do not invest in high yield bonds. This risk may be more prominent for the Target Fund than for the Acquiring Fund, along with the risks of foreign investments, which may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Such risks are even greater with respect to securities of issuers in countries with emerging market economies or emerging securities markets.

     The investment strategy of a Fund's sub-adviser significantly influences the Fund's performance. With respect to the Target Fund, synthetic instruments have additional risks. Synthetic instruments such as options and futures contracts expose the Target Fund to additional risks and transaction costs. Successful use of these instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Target Fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of using derivatives to mange portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

     Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the Fund's shares. Finally, each Fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

PERFORMANCE INFORMATION (UNAUDITED)
---------------------------

     The bar charts and tables below compare the potential risks and rewards of investing in the Target Fund and the Acquiring Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year for the last ten years or since the Fund's inception. The tables show how each Fund's average annual total returns for one year, five years and ten years (or since inception) compare to the returns of one or more broad-based market indexes. The figures assume reinvestment of dividends and distributions. Performance information does not reflect sales loads or fees associated with a separate account that invests in the Funds or any insurance contract for which a Fund is an investment option; if it did, returns would be lower.

     Keep in mind past performance does not indicate future results. Prior to April 2, 2001, the Target Fund was managed by Fortis Advisers, Inc. The Target Fund and the Acquiring Fund now have the same investment adviser, although the Target Fund has a different sub-adviser than the Acquiring Fund.

RISK/RETURN BAR CHARTS

     The bar charts shown below show the variability of annual total returns on a calendar year-end basis for the Target Fund and the Acquiring Fund. For the Acquiring Fund, the annual total returns shown in the bar charts are those of Class IA shares.(5)

                       HARTFORD MULTISECTOR BOND HLS FUND

1995                                                                             19.14
----                                                                             -----
1996                                                                              3.32
1997                                                                              0.14
1998                                                                             13.49
1999                                                                             -7.53
2000                                                                              4.27
2001                                                                              5.58
2002                                                                              3.94
2003                                                                              9.26

                    CLASS IA TOTAL RETURNS BY CALENDAR YEAR

               During the periods shown in the bar chart, the highest quarterly return was 8.03% (3rd quarter
               1998) and the lowest quarterly return was -4.87%
               (1st quarter 1999).

---------------
(5) The shares of the Target Fund were redesignated as Class 1A shares as of April 30, 2002.

                             HARTFORD BOND HLS FUND
[BAR CHART]

1993                                                                             10.24
----                                                                             -----
1994                                                                             -3.95
1995                                                                             18.49
1996                                                                              3.52
1997                                                                             11.35
1998                                                                              8.15
1999                                                                             -2.02
2000                                                                             11.99
2001                                                                              8.68
2002                                                                             10.08
2003                                                                              7.85

                    CLASS IA TOTAL RETURNS BY CALENDAR YEAR

               During the periods shown in the bar chart, the highest quarterly return was 6.40% (2nd quarter
               1995) and the lowest quarterly return was -3.40
               (1st quarter 1994).

AVERAGE ANNUAL TOTAL RETURN TABLES

     The following tables show the Funds' average annual total returns over different periods ended December 31, 2003 and compare those returns to one or more broad-based market indexes. Total returns for the indexes shown do not reflect expenses or other fees the Securities and Exchange Commission requires to be reflected in the Funds' performance. Indexes are unmanaged, and it is not possible to invest directly in an index. Please note that the average annual total return since inception is only given for the Target Fund, since it has been in existence for less than ten calendar years.

                 HARTFORD MULTISECTOR BOND HLS FUND (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                                            SINCE INCEPTION
                                                      1 YEAR    5 YEARS    (JANUARY 3, 1995)
                                                      ------    -------    -----------------
Class IA(1).........................................   9.26%     2.94%           5.49%
Lehman Brothers Aggregate Bond Index (reflects no
  deduction for fees or expenses)...................   4.11%     6.62%           8.12%(2)

---------------
(1) Hartford Multisector Bond HLS Fund's shares were re-designated as Class IA shares on April 30, 2002.
(2) Return is from 12/31/94

INDEX: The Lehman Brothers Aggregate Bond Index is an unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years. You cannot invest directly in an index.

                       HARTFORD BOND HLS FUND (UNAUDITED)

            AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/03

                                                             1 YEAR    5 YEARS    10 YEARS
                                                             ------    -------    --------
Class IA...................................................   7.85%     7.20%       7.22%
Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees or expenses)..........................   4.11%     6.62%       6.95%

INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

COMPARISON OF OPERATIONS
----------------------------

INVESTMENT ADVISORY AGREEMENTS

     HL Investment Advisors, LLC ("HL Advisors") serves as the investment manager of the Acquiring Fund. HL Advisors also has acted as the investment manager of the Target Fund since the Target Fund's previous adviser, Fortis Advisers, Inc., was acquired by The Hartford Life and Accident Insurance Company ("Hartford Life and Accident") on April 2, 2001. HL Advisors is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $53 billion in assets as of December 31, 2003. HL Advisors had over $[ ] billion in assets under management as of December 31, 2003. HL Advisors is responsible for the management of the Acquiring Fund and the Target Fund and supervises the activities of the investment sub-advisers described below. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     The Target Fund is sub-advised by A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM has been an investment adviser since its organization in 1986, and as of December 31, 2003, together with its affiliates advised or managed approximately $[ ] billion in assets for over 200 investment portfolios.

     The Acquiring Fund is sub-advised by Hartford Investment Management Company ("Hartford Investment Management"), located at 55 Farmington Avenue, Hartford, Connecticut 06105. Hartford Investment Management was organized in 1996 and is a wholly owned subsidiary of The Hartford. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. As of December 31, 2003, Hartford Investment Management
had approximately $[     ] billion in assets under management. In addition,
Hartford Investment Management's wholly-owned subsidiary, which utilizes the
same employee base, had approximately $[     ] billion in assets under
management.

OTHER SERVICE PROVIDERS

     Both the Acquiring Fund and the Target Fund have the same transfer agent (Hartford Investor Services Company), custodian (State Street Bank and Trust Company), distributor (Hartford Securities Distribution Company, Inc.), and independent auditors (Ernst & Young LLP, although for their respective fiscal years ended December 31, 2001, the independent auditors for the Target Fund and the Acquiring Fund were KPMG LLP and Arthur Andersen LLP, respectively). The types of services provided to the Acquiring Fund and the Target Fund under these service arrangements are substantially similar. In light of recent developments affecting Arthur Andersen LLP, including the departure of certain key audit personnel, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in this registration statement of the Acquiring Fund's audited financial statements for the fiscal year ended December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     Target Fund shares are currently sold to separate accounts (the "Fortis Accounts") of Fortis Benefits and First Fortis and Acquiring Fund shares are currently sold to separate accounts (the "Hartford Accounts") of Hartford Life Insurance Company and its affiliates, in each case as investment options for certain variable life insurance and variable annuity contracts issued by those companies. The Acquiring Fund also currently offers its shares to certain qualified retirement plans (the "Retirement Plans") and to separate accounts of other insurance companies. Shares of the Acquiring Fund are sold in a continuous offering to the Hartford Accounts, the Retirement Plans and separate accounts of other insurance companies, and shares of the Target Fund are sold in a continuous offering to the Fortis Accounts. Hartford Accounts, the Retirement Plans and separate accounts of other insurance companies purchase and redeem Class IA shares of the Acquiring Fund at net asset value without sales or redemption charges.

Similarly, Fortis Accounts purchase and redeem Class IA shares of the Target Fund at net asset value without sales or redemption charges.

     For each day on which a Fund's net asset value is calculated, the Fortis Accounts, the Hartford Accounts or separate accounts of other insurance companies, as the case may be (collectively, the "Accounts"), transmit to the Target Fund or Acquiring Fund any orders to purchase or redeem shares of the Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by the respective insurance company as of that day. Similarly, the Retirement Plans transmit to the Acquiring Fund any orders to purchase or redeem shares of the Fund based on the instructions of Plan trustees or participants. The Accounts and Retirement Plans purchase and redeem shares of the Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning.

     Owners of the variable contracts issued by Fortis Benefits and First Fortis and by Hartford Life Insurance Company and its affiliates may exchange shares only among those funds which are indicated in the respective variable contract prospectus.

DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fortis Accounts receive any dividends or distributions of the Target Fund and the Hartford Accounts, the Retirement Plans and separate accounts of other insurance companies, as applicable, receive any dividends or distributions of the Acquiring Fund. The current policy of the Acquiring Fund and the Target Fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

TAX CONSEQUENCES
--------------------

     As a condition to the Reorganization, the Acquiring Fund and the Target Fund will receive an opinion of counsel to the effect that, based upon certain facts, assumptions and representations, the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that neither the Acquiring Fund nor the Target Fund nor the shareholders of the Target Fund will recognize any gain or loss. Accordingly, the tax basis of the Acquiring Fund's shares received by the Target Fund's shareholders will be the same as the tax basis of their shares in the Target Fund.

                      INFORMATION ABOUT THE REORGANIZATION

CONSIDERATIONS BY THE BOARD OF DIRECTORS OF THE TARGET FUND

     The Board of Directors of the Target Fund believes that the proposed Reorganization is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization. The Board considered engaging in the transaction with the Acquiring Fund at an in-person meeting of the Board of Directors held on November 4, 2003. At this meeting, representatives of HL Advisors and its affiliates discussed the proposed Reorganization with the Board. These representatives also presented information to the Board, including comparative performance, expense and asset size information for the Acquiring Fund and the Target Fund. In considering the proposed Reorganization, the Board was advised by its independent legal counsel.

     At this meeting, the Board (including all of the directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) reviewed and unanimously approved the Reorganization and Plan, and recommended its approval by Target Fund shareholders. In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of the Target Fund and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganization. In approving the Plan, the Board considered the following factors:

     - The relative past and current growth in assets, historical investment performance and perceived future prospects of each of the Funds, including the inability of the Target Fund to attract significant assets.

     - Given the Target Fund's relatively small size and The Hartford's commitment to a streamlined family of funds, the Reorganization would allow shareholders to continue their investment in another fund as opposed to liquidation, which is less practical for funds serving as funding vehicles for variable life insurance policies and variable annuity contracts.

     - The Acquiring Fund has investment objectives and policies that are similar to those of the Target Fund.

     - Because the combination will result in the reorganized Fund having a larger asset base, the Board believes that the Reorganization may provide shareholders and Contract Owners the benefit of economies of scale.

     - The fact that the Acquiring Fund's expense ratio is lower than that of the Target Fund.

     - HL Advisors or its affiliates will bear the customary expenses associated with the Reorganization.

     - The Reorganization will be effected on the basis of the relative net asset values of the Acquiring Fund and the Target Fund, so that Target Fund shareholders will receive Acquiring Fund shares having a total net asset value equal to the total net asset value of their Target Fund shares as of the closing of the Reorganization.

     - The Reorganization is expected to be tax-free; it is anticipated neither shareholders nor Contract Owners will pay any federal income tax as a result of the Reorganization.

     The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.

     Under the Target Fund's organizational documents, the directors of the Target Fund are entitled to be indemnified by the Target Fund for certain liabilities they may incur in connection with their service as directors. Under the Plan, the Acquiring Fund is required to assume all of the liabilities of the Target Fund.

     The Board of Directors of the Acquiring Fund (including a majority of the Directors who are not "interested persons," as that term is defined in the 1940
Act), also approved the Reorganization and Plan on November 4, 2003. The Board of the Acquiring Fund has unanimously concluded that consummation of the Reorganization is in the best interests of the Acquiring Fund and the shareholders of the Acquiring Fund and that the interests of Acquiring Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Plan. In reaching this conclusion, the Board considered that representatives of HL Advisors and its affiliates had recommended the Reorganization and believed that the Target Fund's and Acquiring Fund's shareholders should benefit from an investment in a larger fund that is likely to have the ability to effect portfolio transactions on more favorable terms and provide the Acquiring Fund's sub-adviser with greater investment flexibility. These representatives also demonstrated that the larger aggregate net asset base of the combined Fund could enable it to experience somewhat greater economies of scale by spreading certain costs of operations over a larger asset base.

DESCRIPTION OF THE PLAN OF REORGANIZATION

     The Plan provides that your Fund will transfer all of its assets and all of its liabilities to the Acquiring Fund in exchange solely for the Acquiring Fund's voting shares to be distributed pro rata by the Target Fund to its shareholders in complete liquidation of the Target Fund on or about April 30, 2004 (the "Closing Date"). The value of the Target Fund's assets to be acquired by the Acquiring Fund shall be the value of such assets computed as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the Closing Date (the "Closing"). Target Fund shareholders will become shareholders of the Acquiring Fund as of the Closing, and will be entitled to the Acquiring Fund's next dividend distribution thereafter. Target Fund shareholders will receive Acquiring Fund Class IA shares having a total net asset value equal to the total net asset value of their Target Fund shares as of the Closing.

     On or before the Closing, the Target Fund will declare and pay a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment income and realized net capital gain, if any, for all taxable years ending on or before the Closing Date.

     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance reasonably satisfactory to the Target Fund and the Acquiring Fund, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by the Target Fund shareholders prior to the Closing Date (i) by the mutual agreement of the parties or (ii) by either party if the Closing shall not have occurred on or before April 30, 2004, unless such date is extended by mutual agreement of the parties, or if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan. Under the Plan, HL Advisors or its affiliates is responsible for the payment of the expenses related to consummating the Reorganization. Such expenses include, but are not limited to, accountants' fees, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Target Fund shareholders and Contract Owners and the costs of holding the Special Meeting (as hereinafter defined).

     The foregoing description of the Plan entered into between the Acquiring Fund and the Target Fund is qualified in its entirety by the terms and provisions of the Plan, the form of which is attached hereto as Appendix A and incorporated herein by reference thereto.

DESCRIPTION OF ACQUIRING FUND SHARES

     Full and fractional Class IA shares of the Acquiring Fund will be issued in the Reorganization to the Target Fund shareholders in accordance with the procedures described above. Shares of the Acquiring Fund to be issued to Target Fund shareholders under the Plan will be fully paid and non-assessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Acquiring Fund, provided with this Prospectus/Proxy Statement, for additional information about shares of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

     As a condition to the Reorganization, the Acquiring Fund and Target Fund will receive an opinion from counsel substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions and certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will qualify as a "reorganization" under section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund each will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (2) the Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund's voting shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of those shares to the Target Fund's shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund; (3) the Acquiring Fund will recognize no gain or loss on its receipt of those assets in exchange solely for its shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;
(4) the Acquiring Fund's basis in those assets will be, in each instance, the same as the Target Fund's basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for those assets will include the Target Fund's holding period therefor; (5) a Target Fund shareholder will recognize no gain or loss on the constructive exchange of the shareholder's Target

Fund shares solely for Acquiring Fund shares pursuant to the Reorganization; and
(6) a Target Fund shareholder's aggregate basis in the Acquiring Fund shares received by the shareholder in the Reorganization will be the same as the aggregate basis in the shareholder's Target Fund shares to be constructively surrendered in exchange for those Target Fund shares, and the shareholder's holding period for those Acquiring Fund shares will include the shareholder's holding period for those Target Fund shares, provided the shareholder holds them as capital assets at the time of the Reorganization.

     No opinion will be expressed, however, as to whether (a) any accrued market discount will be required to be recognized as ordinary income or (b) any gain or loss will be recognized (i) by the Target Fund in connection with the transfer from the Target Fund to the Acquiring Fund of any section 1256 contracts (as defined in section 1256 of the Code) or (ii) by the Target Fund or the Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its respective Reorganization.

     You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Target Fund nor the Acquiring Fund expects to obtain a ruling from the IRS regarding the tax consequences of the Reorganizations. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Target Fund, followed by the taxable liquidation thereof.

     After the Closing, the Acquiring Fund likely will dispose of a significant portion (but in no event more than two-thirds) of the securities received by the Acquiring Fund from the Target Fund in connection with the Reorganization. Any sales or dispositions made by the Target Fund in connection with the Reorganization shall be taken into account in applying the two-thirds limitation. Such dispositions by the Acquiring Fund, which likely will result in transaction costs and may result in capital gains.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

     The Target Fund is currently a series of Hartford HLS Series Fund II, Inc. and the Acquiring Fund is a series of Hartford Series Fund, Inc., both of which are Maryland corporations. As a result, the governing documents and laws applicable to the Target Fund are substantially similar to those of the Acquiring Fund. The Boards of Directors of both the Target Fund and the Acquiring Fund are composed of the same directors, with the exception of David
M. Znamierowski, who serves on the Board of Hartford Series Fund, Inc. but does not serve on the Board of Hartford HLS Series Fund II, Inc.

CAPITALIZATION (UNAUDITED)

     The following tables set forth the unaudited capitalization as of December 31, 2003 of (i) the Target Fund and Acquiring Fund individually, and (ii) the combined Acquiring Fund, on a pro forma basis, after giving effect to the Reorganization.

                                                         ACQUIRING       TARGET
                                                           FUND           FUND
                                                       -------------   -----------
                                                                        HARTFORD
                                                                       MULTISECTOR
                                                       HARTFORD BOND      BOND        PRO FORMA
                                                         HLS FUND       HLS FUND       COMBINED
                                                       -------------   -----------   ------------
Net Assets (in thousands)............................  $  3,067,111    $   30,038    $  3,097,148
Net Asset Value Per Share
  Class IA...........................................  $      12.32    $    11.24    $      12.32
  Class IB...........................................  $      12.24           N/A    $      12.24
Shares Outstanding
  Class IA...........................................   189,299,738     2,680,500     191,738,415
  Class IB...........................................    59,997,589           N/A      59,997,589

            INFORMATION ABOUT THE ACQUIRING FUND AND THE TARGET FUND

ACQUIRING FUND

     A discussion of the performance of the Acquiring Fund during the fiscal year ended December 31, 2003 is included in this Prospectus/Proxy Statement as Appendix B. Financial highlights for the Acquiring Fund are included as Appendix C.

     Information about the Class IA shares of the Acquiring Fund is contained in the Acquiring Fund's current Class IA share Prospectus dated May 1, 2003, as supplemented from time to time, which is incorporated herein by reference. A copy of the current Prospectus of the Acquiring Fund is included with this Prospectus/Proxy Statement. Additional information about the Acquiring Fund is included in the Acquiring Fund's Statement of Additional Information dated May 1, 2003, as supplemented from time to time, and the Statement of Additional Information dated [March 1], 2004 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge by calling or writing the Acquiring Fund at:

                               Hartford HLS Funds
                        c/o Individual Annuity Services
                                 P.O. Box 5085
                        Hartford, Connecticut 06102-5085
              1-800-862-6668 (if you are a variable annuity owner)
       1-800-231-5453 (if you are a variable life insurance policy owner)

TARGET FUND

     Information about the Target Fund is contained in the Target Fund's current Prospectus dated May 1, 2003, as supplemented from time to time, Annual Report to Shareholders dated December 31, 2003 (SEC File No. 811-4615), Statement of Additional Information dated May 1, 2003, as supplemented from time to time, and the Statement of Additional Information dated [March 1], 2004 (relating to this Prospectus/ Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the Target Fund by calling or writing the Target Fund at:

                               Hartford HLS Funds
                        c/o Individual Annuity Services
                                 P.O. Box 5085
                        Hartford, Connecticut 06102-5085
              1-800-862-6668 (if you are a variable annuity owner)
       1-800-800-2000 (if you are a variable life insurance policy owner)

     Hartford Series Fund Inc. and Hartford HLS Series Fund II, Inc. are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about the Acquiring Fund and the Target Fund, respectively, with the SEC. Such reports, proxy material and other information filed by Hartford Series Fund Inc. and Hartford HLS Series Fund II, Inc. can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 233 Broadway, New York, NY 10279; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of additional information for the Acquiring Fund and Target Fund, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and the Acquiring Fund and Target Fund.

                               VOTING INFORMATION

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Target Fund of voting instruction forms for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on April 20, 2004 at 10:00 a.m., Eastern Time at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournments or postponements thereof.

     The Target Fund issues and sells its shares to Variable Account C and Variable Account D, which are separate accounts of Fortis Benefits, and to Separate Account A, which is a separate account of First Fortis. (Separate Account A, Variable Account C, and Variable Account D are referred to together as the "Separate Accounts.") The Separate Accounts hold shares of mutual funds, including the Target Fund, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by Fortis Benefits and First Fortis. As the owners of the assets held in the Separate Accounts, Fortis Benefits and First Fortis are shareholders of the Target Fund and are entitled to vote their shares of the Fund. However, pursuant to applicable laws, Fortis Benefits and First Fortis vote outstanding shares of the Target Fund in accordance with instructions received from the owners of the annuity and life insurance contracts. This Prospectus/Proxy Statement is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Target Fund, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Target Fund as of the record date, so that they may instruct Fortis Benefits and First Fortis how to vote the shares of the Fund underlying their contracts.

     You have the right to instruct Fortis Benefits or First Fortis on how to vote the shares held under your contract. If you execute and return your voting instruction form, but do not provide voting instructions, Fortis Benefits and First Fortis will vote the shares underlying your contract in favor of the proposal. Fortis Benefits and First Fortis will vote any shares for which they do not receive a voting instruction form, and any shares which they hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.

     In order for the Special Meeting to go forward, there must be a quorum. This means that at least a majority of the Target Fund's shares entitled to vote on the proposal must be represented at the Special Meeting either in person or by proxy. Because Fortis Benefits and First Fortis are the only shareholders of the Target Fund, their presence at the Special Meeting in person or by proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve the Reorganization are not received, the entities named as proxies may adjourn the Special Meeting from time to time without notice other than by announcement at the Special Meeting, to permit further solicitation of voting instructions. Accordingly, shareholders are urged to forward their voting instructions promptly.

     You may revoke your voting instructions up until voting results are announced at the Special Meeting or any adjournment of the Special Meeting by giving written notice to Fortis Benefits or First Fortis prior to the Special Meeting, by executing and returning to Fortis Benefits or First Fortis a later dated form, or by attending the Special Meeting and voting in person. If you need a new voting instruction form, please call the Target Fund at 1-800-862-6668 if you are a variable annuity owner or at 1-800-800-2000 if you are a variable life insurance policy owner, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "for" the proposal.

     HL Advisors or its affiliates will pay all costs of solicitation, including the cost of preparing and mailing the notice of joint Special Meeting of shareholders and this Prospectus/Proxy statement to contract owners. Representatives of The Hartford, who will receive no extra compensation for their services, may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

OUTSTANDING SHARES AND VOTING REQUIREMENTS (UNAUDITED)

     Those individuals owning contracts representing shares at the close of business on February 27, 2004 may provide voting instructions for the Special Meeting or any adjournment or postponement of the Special Meeting. The number of shares outstanding for the Target Fund on December 31, 2003 is listed in the table below. To the best knowledge of the Target Fund, no person other than Fortis Benefits owned, of record or beneficially, 5% or more of the outstanding shares of the Target Fund as of December 31, 2003. Fortis Benefits "controls," as that term is defined in the Instruction to Item 7(c)(4)(i) of Form N-14 under the Securities Act of 1933, the Target Fund. As described above, because Fortis Benefits and First Fortis are the sole shareholders of the Target Fund, they are entitled to vote all of the shares of the Target Fund. However, pursuant to applicable laws, Fortis Benefits and First Fortis vote outstanding shares of the Target Fund in accordance with instructions received from the owners of the annuity and life insurance contracts.

     Unaudited information as of December 31, 2003 with regard to Fortis Benefits' and First Fortis' beneficial and record ownership in the Target Fund is provided below.

                                                                 PERCENT OF                    PERCENT OF
                                                    SHARES      OUTSTANDING                   OUTSTANDING
                                                   OWNED BY     SHARES OWNED      SHARES      SHARES OWNED
                                      SHARES        FORTIS       BY FORTIS       OWNED BY       BY FIRST
                                    OUTSTANDING   BENEFITS(1)     BENEFITS     FIRST FORTIS      FORTIS
                                    -----------   -----------   ------------   ------------   ------------
Hartford Multisector Bond HLS
  Fund............................   2,680,500     2,614,469         98%          66,031           2%

---------------
(1) The address of Fortis Benefits is 500 Bielenberg Drive, Woodbury, MN 55125.

     To the best knowledge of the Acquiring Fund, no person other than Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, owned of record or beneficially, 5% or more of the outstanding shares of any class of the Acquiring Fund as of December 31, 2003. Both Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company "control" the Acquiring Fund, as that term is defined in the Instruction to Item 7(c)(4)(i) of Form N-14 under the Securities Act of 1933. Because both Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company "control" the Acquiring Fund, as described above, they each have the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders. However, pursuant to applicable laws, both Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company vote outstanding shares of the Acquiring Fund in accordance with instructions received from the owners of the annuity and life insurance contracts.

     Unaudited information as of December 31, 2003 with regard to Hartford Life and Annuity Insurance Company's, Hartford Life Insurance Company's and Fortis Benefits' beneficial and record ownership in each class of the Acquiring Fund is provided below. The percentage that appears in the parentheses reflects the approximate percentage ownership of the Acquiring Fund's shares assuming the Reorganization had been consummated as of that date.

                                                                HARTFORD BOND     HARTFORD BOND
                                                                  HLS FUND          HLS FUND
                                                                  CLASS IA          CLASS IB
                                                              -----------------   -------------
Shares Outstanding..........................................     189,299,738       59,997,589
Shares Owned by Hartford Life Insurance Company(1)..........      91,952,727       23,177,012
Percent of Outstanding Shares Owned by Hartford Life
  Insurance Company.........................................          49%(48)%         39%(39)%
Shares Owned by Hartford Life and Annuity Insurance
  Company(2)................................................      86,904,803       36,820,565
Percent of Outstanding Shares Owned by Hartford Life and
  Annuity Insurance Company.................................          46%(45)%         61%(61)%
Shares Owned by Fortis Benefits(3)..........................       7,106,624                0
Percent of Outstanding Shares Owned by Fortis Benefits......            4%(5)%           0%(0)%

---------------
(1) The address of Hartford Life Insurance Company is 200 Hopmeadow Street, Simsbury, CT 06089.
(2) The address of Hartford Life and Annuity Insurance Company is 200 Hopmeadow Street, Simsbury, CT 06089.
(3) The address of Fortis Benefits is 500 Bielenberg Drive, Woodbury, MN 55125.

     As of December 31, 2003, the officers and directors as a group beneficially owned less than 1% of the outstanding shares of the Acquiring Fund.

     Approval of the Plan with respect to the Target Fund requires the affirmative vote, in person or by proxy, of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the Fund on the record date, February 27, 2004. The term "majority of the outstanding voting securities" as defined in Section 2(a)(42) of the 1940 Act means the affirmative vote of the lesser of (i) 67% of the voting securities of the Target Fund present at the meeting if more than 50% of the outstanding voting securities of the Target Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund. Each shareholder is entitled to one vote for each share owned on the record date. Shareholders will not be entitled to cumulative voting or appraisal rights with respect to the proposal. Abstentions will have the effect of a "no" vote. In the event that shareholders of the Target Fund do not approve the Plan, the Reorganization will not proceed, and the Board of Directors of the Target Fund will meet to determine what other courses of action may be taken in the best interests of shareholders. The votes of shareholders of the Acquiring Fund are not being solicited since their approval is not required in order to effect the Reorganization.

OTHER MATTERS

     Management of the Target Fund knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

BOARD RECOMMENDATION

     After carefully considering the issues involved, the Board of Directors of the Target Fund has unanimously concluded that the proposed Reorganization is in the best interests of shareholders. The Board of Directors of the Target Fund recommends that you vote to approve the Plan. Whether or not you expect to attend the Special Meeting, you are urged to promptly sign, complete and return the enclosed voting instruction form.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the

Target Fund, c/o HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

                              INDEX OF APPENDICES

APPENDIX A:  Form of Agreement and Plan of Reorganization
APPENDIX B:  Management's Discussion of the Acquiring Fund's Performance
APPENDIX C:  Financial Highlights Table for the Acquiring Fund

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of           , 200  , by and among Hartford Series Fund, Inc. (the
"Acquiring Corporation"), a Maryland corporation, on behalf of Hartford Bond HLS Fund, (the "Acquiring Fund"), a separate series of the Acquiring Corporation, and Hartford HLS Series Fund II, Inc. (the "Target Corporation" and, together with the Acquiring Corporation, each a "Corporation" and collectively the "Corporations"), a Maryland corporation, on behalf of Hartford Multisector Bond HLS Fund (the "Target Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Target Corporation, and HL Investment Advisors, LLC ("HL Advisors"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of each Corporation is 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Class IA voting shares of capital stock ($0.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and the distribution of the Acquiring Fund Shares to the Class IA shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF THE TARGET FUND

     1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer to the Acquiring Fund all of the Target Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Target Fund that number of full and fractional Class IA Acquiring Fund Shares determined by dividing the value of the Target Fund's assets net of any liabilities of the Target Fund with respect to the Class IA shares of the Target Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Target Fund. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Target Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Target Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of such Target Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Target Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Target Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

     1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.6.

     1.4.  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, the Target Fund will distribute to the Target Fund's shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to the Target Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Class IA Acquiring Fund Shares to be so credited to the Class IA Target Fund Shareholders shall be equal to the aggregate net asset value of the applicable Target Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund, although share certificates representing interests in Class IA shares of the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.7. Any reporting responsibility of a Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the applicable Target Fund.

     1.8. All books and records of the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

     2.1. The value of the Assets shall be computed as of the close of business on the Closing Date, as defined in section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation's Charter, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Target Fund.

     2.2. The net asset value of a Class IA Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

     2.3. The number of Class IA Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to Class IA shares of the applicable Target Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent auditors upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

     3.1. The Closing of the transactions contemplated by this Agreement shall be April 30, 2004, or such other date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, or at such other place and time as the parties may agree.

     3.2. The Target Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

     3.3. State Street Bank and Trust Company ("State Street"), custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.4. Hartford Investor Services Company, as transfer agent for the Target Fund, on behalf of the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class IA Target Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of an Acquiring Fund or a Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class IA shares of an Acquiring Fund or a Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.6. The liabilities of the Target Fund shall include all of such Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to such Target Fund's board members.

4.  REPRESENTATIONS AND WARRANTIES

     4.1. The Target Corporation, on behalf of the Target Fund, represents and warrants to the respective Acquiring Fund as follows:

          (a) The Target Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Target Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Target Fund, to carry out the Agreement. The Target Fund is a separate series of the Target Corporation duly designated in accordance with the applicable provisions of the Target Corporation's Charter. The Target Corporation and Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Target Corporation or Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Target Fund;

          (b) The Target Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) Other than with respect to contracts entered into in connection with the portfolio management of the Target Fund which shall terminate on or prior to the Closing Date, the Target Corporation is not, and the execution, delivery and performance of this Agreement by the Target Corporation will not result in (i) a violation of Maryland law or of the Target Corporation's Charter, as amended, or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Target Fund at and for the fiscal year ended December 31, 2003, will be audited by independent auditors, and will be in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since December 31, 2003, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund's portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (j) All issued and outstanding shares of the Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Hartford Investor Services Company, as provided in section 3.4. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into any of the Target Fund shares;

          (k) At the Closing Date, the Target Fund will have good and marketable title to the Target Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Target Corporation, (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Corporation, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (o) The proxy statement of the Target Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the respective Target Fund as follows:

          (a) The Acquiring Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Acquiring Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Target Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation's Charter. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

          (b) The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result in (i) a violation of Maryland law or of the Acquiring Corporation's Charter, as amended, or By-Laws, (ii) a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2003, will be audited by independent public accountants, and will be in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Target Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since December 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Target Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under
     Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Target Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

     5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. Each Fund covenants and agrees to coordinate the respective portfolios of the Acquiring Fund and the Target Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the applicable Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

     5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Target Fund's books and records necessary to maintain current knowledge of the Target Fund and to ensure that the representations and warranties made by the Target Fund are accurate.

     5.3. The Target Fund covenants to call a meeting of the Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004.

     5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5. The Target Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

     5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Target Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.8. The Target Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Target Fund title to and possession of all Acquiring Fund shares to be transferred to the Target Fund pursuant to this Agreement and
(ii) assume the liabilities from the Target Fund.

     5.11. As soon as reasonably practicable after the Closing, the Target Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

     5.12. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Corporations nor the Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of a transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, each Corporation and each Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert to render the tax opinion contemplated herein in section 8.5.

     5.14. At or immediately prior to the Closing, the Target Fund will declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

     With respect to the Reorganization, the obligations of a Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than a Target Fund, its adviser or any of their affiliates) against an Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to any Acquiring Fund which an Acquiring Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Target Corporation, on behalf of the Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

     6.3. The Target Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Target Fund, and dated as of the Closing Date, to the effect that:

          (a) The Acquiring Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Corporation's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Target Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Target Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

     In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of each of the Acquiring Corporation and the Target Corporation, on behalf of the Acquiring Fund and the Target Fund, respectively.

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     With respect to the Reorganization, the obligations of an Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     7.1. All representations and warranties of the Target Corporation, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than an Acquiring Fund, its adviser or any of their affiliates) against a Target Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to any Target Fund which a Target Fund reasonably believes might result in such litigation.

     7.2. The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Target Fund.

     7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Target Corporation with respect to the Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Acquiring Fund shall have received on the Closing Date an opinion of counsel, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

          (a) The Target Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) the Target Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Target Corporation's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Target Corporation, on behalf of the Target Fund, and constitutes a valid and legally binding obligation of the Target Corporation, on behalf of the Target Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Target Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Target Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Target Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Target Corporation, (ii) the Target Corporation is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Target Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

     In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     The delivery of such opinion is conditioned upon receipt by counsel of customary representations it shall reasonably request of each of the Acquiring Corporation and the Target Corporation, on behalf of the Acquiring Fund and the Target Fund, respectively.

     7.5. The Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Corporation's Charter, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this section 8.1.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by an Acquiring Fund or a Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or a Target Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received an opinion of Dechert LLP addressed to each of the Acquiring Fund and the Target Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution of such shares to the Target Fund Shareholders in exchange for their shares of the Target Fund in complete liquidation of the Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Target Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the basis of the assets of the Target Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Target Fund immediately prior to the transfer; (iv) the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Target Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Target Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of the Target Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of the Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of each of the Acquiring Corporation and the Target Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether (a) any accrued market discount will be required to be recognized as ordinary income or (b) any gain or loss will be recognized (i) by a Target Fund in connection with the transfer from the Target Fund to an Acquiring Fund of any section 1256 contracts (as defined in Section 1256 of the Code) or (ii) by a Target Fund or an Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its respective Reorganization.

9.  INDEMNIFICATION

     9.1. The Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     9.2. The Target Fund agrees to indemnify and hold harmless the Acquiring Fund and each of such Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

     10.1. Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Target Corporation, on behalf of the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     10.2. HL Advisors, or affiliates thereof, will bear all the expenses associated with the Reorganization. Any such expenses so borne by HL Advisors, or affiliates thereof, will be solely and directly related to the Reorganization, within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and the Target Fund in sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

     12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before April 30, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Target Fund and any authorized officer of the Acquiring Fund; provided, however, that following each meeting of the Target Fund Shareholders called by the Target Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable Target Fund, 200 Hopmeadow Street, Simsbury, Connecticut 06089, with a copy to Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, Attention: John V. O'Hanlon, Esq., or to the applicable Acquiring Fund, 200 Hopmeadow Street, Simsbury, Connecticut 06089, with a copy to Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, Attention: John
V. O'Hanlon, Esq., or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Corporations or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

     15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                        HARTFORD SERIES FUND, INC.
                                               on behalf of Hartford Bond HLS Fund

----------------------------------------------
Secretary

                                               --------------------------------------------------------
                                               By:
                                               --------------------------------------------------------
                                               Its:
                                               --------------------------------------------------------

Attest:                                        HARTFORD HLS SERIES FUND II, INC.
                                               on behalf of Hartford Multisector Bond HLS Fund

----------------------------------------------
Secretary

                                               --------------------------------------------------------
                                               By:
                                               --------------------------------------------------------
                                               Its:
                                               --------------------------------------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO
HL INVESTMENT ADVISORS, LLC

                                               --------------------------------------------------------
                                               By:
                                               --------------------------------------------------------
                                               Its:
                                               --------------------------------------------------------

                                                                      APPENDIX B

          MANAGEMENT'S DISCUSSION OF THE ACQUIRING FUND'S PERFORMANCE

                                 [To be added]

                                                                      APPENDIX C

     The financial highlights table is intended to help you understand the financial performance of the Acquiring Fund's shares for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in the Fund's shares would have made or lost money on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the year ended December 31, 2003 have not been audited. The information for the year ended December 31, 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements and financial highlights are included in the annual report which is available upon request.* These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the Fund's performance.

               FINANCIAL HIGHLIGHTS TABLE FOR THE ACQUIRING FUND

[TO BE UPDATED]

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            -- SELECTED PER-SHARE DATA(1) --
                                   -------------------------------------------------------------------------
                                                                 NET REALIZED
                                                                     AND
                                   NET ASSET        NET           UNREALIZED        TOTAL         DIVIDENDS
                                   VALUE AT      INVESTMENT          GAIN            FROM          FROM NET
                                   BEGINNING       INCOME         (LOSS) ON       INVESTMENT      INVESTMENT
                                   OF PERIOD       (LOSS)        INVESTMENTS      OPERATIONS        INCOME
                                   ---------     ----------      ------------     ----------      ----------
HARTFORD BOND HLS FUND
   For the Year Ended December 31,
     2003 (unaudited)
   Class IA.......................  $11.95         $0.37            $ 0.56          $ 0.93          $(0.50)
   Class IB.......................   11.90          0.40              0.49            0.89           (0.49)
   For the Year Ended December 31,
     2002
   Class IA.......................   11.46(2)       0.56(2)          (0.01)(2)        0.55(2)        (0.05)(2)
   Class IB.......................   11.43(2)       0.46(2)           0.07(2)         0.53(2)        (0.05)(2)
   For the Year Ended December 31,
     2001
   Class IA.......................   11.08(2)       0.46(2)           0.48(2)         0.94(2)        (0.56)(2)
   Class IB.......................   11.07(2)       0.41(2)           0.50(2)         0.91(2)        (0.55)(2)
   For the Year Ended December 31,
     2000
   Class IA.......................    9.94(2)       0.69(2)           0.50(2)         1.19(2)        (0.05)(2)
   Class IB.......................    9.95(2)       0.61(2)           0.56(2)         1.17(2)        (0.05)(2)
   For the Year Ended December 31,
     1999
   Class IA.......................   10.81(2)       0.62(2)          (0.84)(2)       (0.22)(2)       (0.58)(2)
   Class IB.......................   10.83(2)(3)    0.61(2)(3)       (0.84)(2)(3)    (0.23)(2)(3)    (0.57)(2)(3)

                                                       -- SELECTED PER-SHARE DATA(1) --
                                    ---------------------------------------------------

                                                       DISTRIBUTIONS
                                     DIVIDENDS IN          FROM
                                      EXCESS OF        NET REALIZED       DISTRIBUTIONS
                                    NET INVESTMENT       GAINS ON             FROM
                                        INCOME          INVESTMENTS          CAPITAL
                                    --------------     -------------      -------------
HARTFORD BOND HLS FUND
   For the Year Ended December 31,
     2003 (unaudited)
   Class IA.......................      $  --             $(0.06)             $  --
   Class IB.......................         --              (0.06)                --
   For the Year Ended December 31,
     2002
   Class IA.......................         --(2)           (0.01)(2)             --(2)
   Class IB.......................         --(2)           (0.01)(2)             --(2)
   For the Year Ended December 31,
     2001
   Class IA.......................         --(2)              --(2)              --(2)
   Class IB.......................         --(2)              --(2)              --(2)
   For the Year Ended December 31,
     2000
   Class IA.......................         --(2)              --(2)              --(2)
   Class IB.......................         --(2)              --(2)              --(2)
   For the Year Ended December 31,
     1999
   Class IA.......................         --(2)           (0.07)(2)             --(2)
   Class IB.......................         --(2)(3)        (0.08)(2)(3)          --(2)(3)

---------------
(1) Information presented relates to a share of capital stock outstanding for the indicated period.
(2) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective November 22, 2002.
(3) Per share amounts have been restated to reflect a reserve stock split for Class B shares effective September 17, 1999.
(4) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 * Information for periods ended prior to December 31, 2002 has been audited by Arthur Andersen LLP. In light of recent developments affecting Arthur Andersen LLP, including the departure of certain key audit personnel, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in this registration statement of the Acquiring Fund's audited financial statements. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

--------------------------------------------------------------------------------

                                                                      -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     RATIO OF     RATIO OF     RATIO OF
                                                                                     EXPENSES     EXPENSES       NET
                                        NET ASSET                   NET ASSETS      TO AVERAGE   TO AVERAGE   INVESTMENT
                       NET INCREASE     VALUE AT                     AT END OF      NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
        TOTAL         (DECREASE) IN        END         TOTAL          PERIOD          AFTER        BEFORE     TO AVERAGE   TURNOVER
    DISTRIBUTIONS    NET ASSETS VALUE   OF PERIOD     RETURN      (000'S OMITTED)    WAIVERS      WAIVERS     NET ASSETS    RATE(4)
    -------------    ----------------   ---------     -------     ---------------   ----------   ----------   ----------   ---------
       $(0.56)            $ 0.37         $12.32          7.85%      $2,332,342         0.50%        0.50%        3.77%        275%
        (0.55)              0.34          12.24          7.58          734,768         0.75         0.75         3.52         275
        (0.06)(2)           0.49(2)       11.95(2)      10.08        2,145,266         0.51         0.51         5.58         108
        (0.06)(2)           0.47(2)       11.90(2)       9.83          382,864         0.75         0.76         5.34         108
        (0.56)(2)           0.38(2)       11.46(2)       8.68        1,549,698         0.51         0.51         5.87         185
        (0.55)(2)           0.36(2)       11.43(2)       8.49          152,254         0.69         0.76         5.69         185
        (0.05)(2)           1.14(2)       11.08(2)      11.99        1,033,043         0.52         0.52         6.54         169
        (0.05)(2)           1.12(2)       11.07(2)      11.79           31,551         0.70         0.77         6.36         169
        (0.65)(2)          (0.87)(2)       9.94(2)      (2.02)         978,861         0.52         0.52         6.09         111
        (0.65)(2)(3)       (0.88)(2)(3)    9.95(2)(3)   (2.19)          15,818         0.70         0.77         5.91         111

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED [MARCH 1], 2004

                          ACQUISITION OF THE ASSETS OF

                       HARTFORD MULTISECTOR BOND HLS FUND

                                   A SERIES OF
                        HARTFORD HLS SERIES FUND II, INC.

                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                                 1-800-862-6668

                        BY AND IN EXCHANGE FOR SHARES OF

                             HARTFORD BOND HLS FUND

                                   A SERIES OF
                           HARTFORD SERIES FUND, INC.

                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                                 1-800-862-6668

         This Statement of Additional Information relates specifically to the reorganization of the series of Hartford HLS Series Fund II, Inc. referenced above (the "Target Fund") into the series of Hartford Series Fund, Inc. referenced above (the "Acquiring Fund"). Pursuant to this reorganization, the Acquiring Fund would acquire all of the assets and all of the liabilities of the Target Fund which has similar investment objectives, policies and risks, and Acquiring Fund shares would be distributed pro rata by the Target Fund to the holders of its shares, in complete liquidation of the Target Fund.

         This Statement of Additional Information consists of this cover page and the following documents, which are incorporated by reference herein:

1. The Statement of Additional Information dated May 1, 2003 of the Target Fund, included in Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of Hartford HLS Series Fund II, Inc., previously filed on EDGAR on April 30, 2003, (SEC File Nos. 33-03920/811-4615).

2. The Statement of Additional Information dated May 1, 2003 of the Acquiring Fund, included in Post-Effective Amendment Nos. 20 and 18 to the Registration Statement on Form N-1A of Hartford Series Fund, Inc. previously filed on EDGAR on April 30, 2003, (SEC File Nos. 333-45431/811-08629).

3. [The audited financial statements of the Target Fund included in the Annual Report of The Hartford HLS Series Fund II, Inc. for the fiscal year ended December 31, 2003, previously filed on EDGAR on February [__], 2004.]

4. [The audited financial statements of the Acquiring Fund included in the Annual Report of Hartford Series Fund, Inc. for the fiscal year ended December 31, 2003, previously filed on EDGAR on February [__], 2004.]

         Because the net asset value of the Target Fund did not individually exceed 10 percent of the Acquiring Fund's net asset value, all measured as of December 31, 2003, pro forma financial statements relating to the Funds have not been included in this Statement of Additional Information.

         This Statement of Additional Information dated [March 1], 2004 is not a prospectus. A Prospectus/Proxy Statement dated [March 1], 2004 relating to the above-referenced matters may be obtained from the Acquiring Fund or the Target Fund at the addresses and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Article FIFTH of the Articles of Incorporation provides, in relevant part:

                  (f) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland and the federal securities laws now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Bylaws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                  (g) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

         (1)(a)   Articles of Incorporation (i)

         (1)(b)   Articles Supplementary dated August 20, 2002 (ii)

         (1)(c)   Articles Supplementary dated September 9, 2002 (iii)

         (1)(d)   Articles Supplementary dated January 7, 2003 (iii)

         (1)(e)   Articles Supplementary, dated June 10, 2003 (iv)

         (1)(f)   Articles of Amendment, dated October 1, 2003 (v)

         (2)      By-Laws (iv)

         (3)      Not applicable

         (4)      Agreement and Plan of Reorganization (filed herewith)

         (5)      See (1) above

         (6)(a)   Amended and Restated Investment Advisory Agreement (iii)

         (6)(b) Amended and Restated Investment Services Agreement with Hartford Investment Management Company (iii)

         (7)      Amended and Restated Principal Underwriting Agreement (iii)

         (8)      Not applicable

         (9)      Amended and Restated Custodian Agreement (iii)

         (10)(a)  Amended and Restated Rule 12b-1 Distribution Plan (iii)

         (10)(b)  Form of Multi-Class Plan Pursuant to Rule 18f-3(iii)

         (11) Opinion and consent of Kevin J. Carr, in-house counsel to the Registrant, with respect to the legality of the securities being registered (filed herewith).

         (12) Opinion and consent of Dechert with respect to tax matters (to be filed by amendment)

         (13)(a) Amended and Restated Share Purchase Agreement - Hartford Life Insurance Company (vi)

         (13)(b) Amended and Restated Share Purchase Agreement - Hartford Life and Annuity Insurance Company (vi)

         (13)(c)  Share Purchase Agreement - First Fortis Life Insurance Company
                  (iv)

         (13)(d)  Share Purchase Agreement - Fortis Benefits Insurance Company
                  (iv)

         (13)(e)  Amended and Restated Administrative Services Agreement (iii)

         (13)(f) Transfer Agency and Service Agreement between Hartford Series Fund, Inc. and Hartford Investors Services Company LLC dated March 1, 2003 (vi)

         (14)(a)  Consent of Arthur Anderson LLP*

         (14)(b)  Consent of KPMG LLP (filed herewith)

         (14)(c)  Consent of Ernst & Young LLP (filed herewith)

         (15)     Not applicable

         (16)     Power of attorney (v)

         (17)     Form of voting instructions (filed herewith).

--------------------------
(i) Incorporated herein by reference to Registrant's Initial Registration Statement on February 2, 1998.

(ii) Incorporated herein by reference to Registrant's Post-Effective Amendment #16 filed on August 29, 2002.

(iii) Incorporated herein by reference to Registrant's Post-Effective Amendment #s 18 and 16 filed on February 11, 2003.

------------------
* In light of recent developments affecting Arthur Andersen LLP, including the departure of certain key audit personnel, management has been unable, despite reasonable efforts, to obtain Arthur Andersen LLP's consent to the inclusion in this registration statement of the Acquiring Fund's audited financial statements for the fiscal year ended December 31, 2001. The failure of Arthur Andersen LLP to provide its consent may adversely affect the ability of a contractholder to seek to recover damages related to the contractholder's reliance on such financial statements.

(iv) Incorporated herein by reference to Registrant's Post-Effective Amendment #s 25 and 23 filed on August 12, 2003.

(v) Incorporated herein by reference to Registrant's Post-Effective Amendment #s 28 and 26 filed on October 24, 2003.

(vi) Incorporated herein by reference to Registrant's Post-Effective Amendment #s 20 and 18 filed on April 30, 2003.

ITEM 17. UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in additional to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

                                 Exhibit Index

Exhibit 4           Agreement and Plan of Reorganization

Exhibit 11          Opinion and Consent of Counsel Kevin J. Carr

Exhibit (14)(b)     Consent of KPMG LLP

Exhibit (14)(c)     Consent of Ernst & Young LLP

Exhibit 17          Form of Voting Instruction

                                   SIGNATURES


         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of Hartford, and the state of Connecticut on the 14th day of January, 2004.


                                       HARTFORD SERIES FUND, INC.

                                       /s/ David M. Znamierowski*
                                       -----------------------------------
                                       By: David M. Znamierowski
                                       Its: President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                              Title

/s/ David M. Znamierowski*             President (Chief Executive Officer &
---------------------------            Director) & Director
David M. Znamierowski


/s/ George R. Jay*                     Vice President, Controller & Treasurer
---------------------------            (Chief Accounting Officer & Chief
George R. Jay                          Financial Officer)


/s/ Lynn S. Birdsong*                  Director
---------------------------
Lynn S. Birdsong

/s/ Winifred E. Coleman*               Director
---------------------------
Winifred E. Coleman

/s/ Duane E. Hill*                     Director
---------------------------
Duane E. Hill

/s/ Thomas M. Marra*                   Director
---------------------------
Thomas M. Marra


/s/ Robert M. Gavin*                   Director
---------------------------
Robert M. Gavin


/s/ Phillip O. Peterson*               Director
---------------------------
Phillip O. Peterson

/s/ Millard H. Pryor, Jr.*             Director
---------------------------
Millard H. Pryor, Jr.

/s/ Lowndes A. Smith*                  Director
---------------------------
Lowndes A. Smith


/s/ Kevin J. Carr                      Dated: January 14, 2004
---------------------------
*By Kevin J. Carr
Attorney-in-fact